Castlight Health Announces Second Quarter 2017 Results

Total Revenue of $32.1 million, Up 36% Year-over-Year
Company Reiterates 2017 Guidance

SAN FRANCISCO - August 2, 2017 - Castlight Health, Inc. (NYSE:CSLT), a leading health benefits platform provider, today announced results for its second quarter ended June 30, 2017.

“In our first quarter after closing the Jiff acquisition, Castlight’s financial results reflect solid execution on our plans to reaccelerate growth and drive the business to breakeven cash flows,” said John Doyle, chief executive officer of Castlight Health. “Our customers are increasingly looking to Castlight to provide a health navigation platform that engages employees with the right benefit at the right time, whether they are accessing care, managing a condition, or focused on their own well-being.”

Financial Performance for the Three Months Ended June 30, 2017

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Total revenue for the second quarter of 2017 was $32.1 million, an increase of 36% from the second quarter of 2016. Subscription revenue was $29.8 million, an increase of 36% on a year-over-year basis.

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Gross margin for the second quarter of 2017 was 61.1%, compared to a gross margin of 62.1% in the second quarter of 2016. Non-GAAP gross margin for the second quarter of 2017 was 67.0% compared to a non-GAAP gross margin of 66.3% in the second quarter of 2016.

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Operating loss for the second quarter of 2017 was $18.9 million, compared to an operating loss of $16.8 million in the second quarter of 2016. Non-GAAP operating loss for the second quarter of 2017 was $9.8 million, compared to a non-GAAP operating loss of $10.6 million in the second quarter of 2016.

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Net loss per basic and diluted share was $0.11 in the second quarter of 2017, compared to a net loss per basic and diluted share of $0.17 in the second quarter of 2016. Non-GAAP net loss per basic and diluted share for the second quarter of 2017 was $0.07, compared to a net loss per basic and diluted share of $0.11 in the second quarter of 2016. For both GAAP and non-GAAP purposes, the weighted average basic and diluted share count for the second quarter of 2017 was 130.5 million compared to 99.7 million in the second quarter of 2016.

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Total cash, cash equivalents and marketable securities were $96.0 million at the end of the second quarter of 2017. Cash used in operations for the second quarter of 2017 was $4.1 million, compared to $11.9 million used in operations in the second quarter of 2016.

A reconciliation of GAAP to non-GAAP results has been provided in this press release in the accompanying tables. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

Business Outlook
For the full year 2017, the Company expects GAAP revenue in the range of $132 million to $136 million. Castlight expects full year 2017 non-GAAP operating loss in the range of $31 to $35 million and non-GAAP net loss per share of approximately $0.24 to $0.28 based on approximately 125 to 127 million shares. For the full year 2017, non-GAAP guidance excludes the effects of stock-based compensation, amortization of intangibles, capitalization and amortization of internal-use software and charges related to the acquisition.

Quarterly Conference Call
Castlight Health will host a conference call to discuss its second quarter 2017 results and business outlook today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). A live audio webcast of the conference call, together with detailed financial information, can be accessed through the company’s Investor Relations website at http://ir.castlighthealth.com. In addition, an archive of the webcast can be accessed through the same link. The conference call can also be accessed by dialing (877) 201-0168. The conference ID number is 48143236. A replay will be available for one week at (800) 585-8367, passcode 48143236.

About Castlight Health
Our mission is to empower people to make the best choices for their health and to help companies make the most of their health benefits. We offer a health benefits platform that engages employees to make better healthcare decisions and can guide them to the right program, care, and provider. The platform also enables benefit leaders to communicate and measure their programs while driving employee engagement with targeted, relevant communications. Castlight has partnered with enterprise customers, spanning millions of lives, to improve healthcare outcomes, lower costs, and increase benefits satisfaction.

For more information visit www.castlighthealth.com. Follow us on Twitter and LinkedIn and Like us on Facebook.

Non-GAAP Financial Measures
To supplement Castlight Health’s financial statements presented in accordance with generally accepted accounting principles (GAAP), we also use and provide investors and others with non-GAAP measures of certain components of financial performance, including non-GAAP gross profit and margin, non-GAAP operating expense, non-GAAP operating loss, non-GAAP net loss, and non-GAAP net loss per share. Non-GAAP gross profit and margin, non-GAAP operating expense, non-GAAP operating loss and non-GAAP net loss exclude stock-based compensation, litigation settlement, charges related to a reduction in workforce, amortization of intangibles, capitalization and amortization of internal-use software and charges related to the acquisition and the associated tax impact of these items, where applicable.

We believe that these non-GAAP financial measures provide useful supplemental information to investors and others, facilitate the analysis of the company’s core operating results and comparison of operating results across reporting periods, and can help enhance overall understanding of the company’s historical financial performance.

We have provided a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure, except that we have not reconciled our non-GAAP operating loss and net loss per share guidance for the full year 2017 to comparable GAAP operating loss and net loss per share guidance because we do not provide guidance for stock-based compensation expense, capitalization and amortization of internal-use software and charges related to the acquisition, which are reconciling items between GAAP and non-GAAP operating loss. The factors that may impact our future stock-based compensation expense and capitalization and amortization of internal-use software are out of our control and/or cannot be reasonably predicted, and therefore we are unable to provide such guidance without unreasonable effort. Factors include our market capitalization and related volatility of our stock price and our inability to project the cost or scope of internally produced software and charges related to the proposed acquisition for the year.

These non-GAAP financial measures should be considered in addition to, not as a substitute for or in isolation from, measures prepared in accordance with GAAP.

Further, these non-GAAP measures may differ from the non-GAAP information used by other companies, including peer companies, and therefore comparability may be limited. Castlight Health encourages investors and others to review the company’s financial information in its entirety and not rely on a single financial measure.

Safe Harbor For Forward-Looking Statements
This press release contains forward-looking statements about Castlight Health’s expectations, plans, intentions, and strategies, including, but not limited to, statements regarding Castlight Health’s 2017 full year projections, our expectations for future performance of our business, market growth and business conditions, future innovation by the company and future developments with respect to the digital healthcare industry. Statements including words such as “anticipate,” “believe,” “estimate,” “will,” “continue,” “expect,” or “future,” and statements in the future tense are forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties include those described in Castlight Health’s documents filed with or furnished to the Securities and Exchange Commission. All forward-looking statements in this press release are based on information available to Castlight Health as of the date hereof. Castlight Health assumes no obligation to update these forward-looking statements.

Copyright 2017 Castlight Health, Inc. Castlight Health® is the registered trademark of Castlight Health, Inc. Other company and product names may be trademarks of the respective companies with which they are associated.

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	As of
	June 30, 2017	December 31, 2016
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$62,201	$48,722
Marketable securities	33,821	65,882
Accounts receivable, net	21,356	14,806
Deferred commissions	8,190	8,218
Prepaid expenses and other current assets	6,250	3,382
Total current assets	131,818	141,010
Property and equipment, net	5,184	5,285
Restricted cash, non-current	1,507	1,144
Goodwill	91,398	—
Intangible assets, net	22,684	—
Deferred commissions, non-current	3,304	5,050
Other assets	7,266	4,677
Total assets	$263,161	$157,166
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$2,743	$2,288
Accrued expenses and other current liabilities	9,011	6,369
Accrued compensation	10,411	9,443
Deferred revenue	36,924	30,623
Total current liabilities	59,089	48,723
Deferred revenue, non-current	8,003	5,245
Debt, non-current	5,578	—
Other liabilities, non-current	1,677	1,236
Total liabilities	74,347	55,204
Commitments and contingencies
Stockholders’ equity:
Class A and Class B common stock	13	10
Additional paid-in capital	573,339	457,596
Accumulated other comprehensive loss	(15)	—
Accumulated deficit	(384,523)	(355,644)
Total stockholders’ equity	188,814	101,962
Total liabilities and stockholders’ equity	$263,161	$157,166

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Revenue:
Subscription	$29,834	$21,955	$55,600	$42,992
Professional services and other	2,265	1,630	4,243	3,310
Total revenue, net	32,099	23,585	59,843	46,302
Cost of revenue:
Cost of subscription (1)	7,706	4,094	11,952	8,230
Cost of professional services and other (1)	4,793	4,850	8,781	9,963
Total cost of revenue	12,499	8,944	20,733	18,193
Gross profit	19,600	14,641	39,110	28,109
Operating expenses:
Sales and marketing (1)	16,575	15,452	31,018	31,734
Research and development (1)	15,194	9,961	26,265	20,046
General and administrative (1)	6,766	6,019	15,764	14,564
Total operating expenses	38,535	31,432	73,047	66,344
Operating loss	(18,935)	(16,791)	(33,937)	(38,235)
Other income, net	12	99	205	188
Income before income taxes	$(18,923)	(16,692)	$(33,732)	(38,047)
Income tax benefit	5,206	—	5,206	—
Net loss	$(13,717)	$(16,692)	$(28,526)	$(38,047)
Net loss per Class A and B share, basic and diluted	$(0.11)	$(0.17)	$(0.24)	$(0.39)
Weighted-average shares used to compute basic and diluted net loss per Class A and B share	130,537	99,728	117,807	98,009
_______________________

(1)	Includes stock-based compensation expense as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Cost of revenue:
Cost of subscription	$253	$120	$380	$228
Cost of professional services	597	535	1,058	1,012
Sales and marketing	2,441	2,219	4,595	4,454
Research and development	2,254	1,264	4,044	2,669
General and administrative	1,169	971	2,464	2,240

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Operating activities:
Net loss	$(13,717)	$(16,692)	$(28,526)	$(38,047)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,060	802	2,758	1,585
Stock-based compensation	6,714	5,109	12,541	10,603
Amortization of deferred commissions	3,083	953	5,172	2,115
Release of deferred tax valuation allowance due to business combination	(5,206)	—	(5,206)	—
Change in fair value of contingent consideration liability	(643)	—	(643)	—
Accretion and amortization of marketable securities	20	129	84	305
Changes in operating assets and liabilities:
Accounts receivable	(1,426)	1,542	(3,117)	260
Deferred commissions	(2,982)	(2,635)	(3,398)	(2,924)
Prepaid expenses and other assets	323	(849)	(860)	(813)
Accounts payable	(685)	(715)	(508)	(110)
Accrued expenses and other liabilities	4,230	3,269	(525)	(463)
Deferred revenue	4,115	(2,827)	7,202	1,585
Net cash used in operating activities	(4,114)	(11,914)	(15,026)	(25,904)
Investing activities:
Restricted cash	(362)	—	(362)	—
Purchase of property and equipment	(766)	(776)	(931)	(1,242)
Purchase of marketable securities	(15,767)	(31,706)	(31,775)	(61,192)
Maturities of marketable securities	28,938	31,950	63,737	90,587
Business combination, net of cash acquired	(2,264)	—	(2,264)	—
Net cash provided by (used in) investing activities	9,779	(532)	28,405	28,153
Financing activities:
Proceeds from the exercise of stock options	457	674	831	1,940
Proceeds from issuance of common stock and warrants	—	17,358	—	17,358
Payments of issuance costs related to equity	(119)	(46)	(731)	(46)
Net cash provided by financing activities	338	17,986	100	19,252

Net increase in cash and cash equivalents	6,003	5,540	13,479	21,501
Cash and cash equivalents at beginning of period	56,198	35,111	48,722	19,150
Cash and cash equivalents at end of period	$62,201	$40,651	$62,201	$40,651

Non-cash investing and financing activity:
Non-cash purchase consideration related to acquisition of Jiff	$101,692	$—	$101,692	$—
SAP warrant	$1,729	$—	$1,729	$—

CASTLIGHT HEALTH, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(unaudited)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2017	2017	2016	2017	2016
Gross profit:
GAAP gross profit subscription	$22,128	$21,520	$17,861	$43,648	$34,762
Stock-based compensation	253	127	120	380	228
Amortization of internal-use software	244	244	244	488	488
Amortization of intangibles	751	—	—	751	—
Reduction in workforce	—	—	5	—	5
Acquisition related costs	52	—	—	52	—
Non-GAAP gross profit subscription	$23,428	$21,891	$18,230	$45,319	$35,483
GAAP gross margin subscription	74.2%	83.5%	81.4%	78.5%	80.9%
Non-GAAP gross margin subscription	78.5%	85.0%	83.0%	81.5%	82.5%

GAAP gross loss professional services	$(2,528)	$(2,009)	$(3,220)	$(4,538)	$(6,653)
Stock-based compensation	597	461	535	1,058	1,012
Reduction in workforce	—	—	99	—	99
Acquisition related costs	17	147	—	164	—
Non-GAAP gross loss professional services	$(1,914)	$(1,401)	$(2,586)	$(3,316)	$(5,542)
GAAP gross margin professional services	(112)%	(102)%	(198)%	(107)%	(201)%
Non-GAAP gross margin professional services	(85)%	(71)%	(159)%	(78.2)%	(167)%

GAAP gross profit	$19,600	$19,511	$14,641	$39,111	$28,109
Impact of non-GAAP adjustments	1,914	979	1,003	2,893	1,832
Non-GAAP gross profit	$21,514	$20,490	$15,644	$42,004	$29,941
GAAP gross margin	61.1%	70.3%	62.1%	65.4%	60.7%
Non-GAAP gross margin	67.0%	73.9%	66.3%	70.2%	64.7%
Operating expense:
GAAP sales and marketing	$16,575	$14,443	$15,452	$31,018	$31,734
Stock-based compensation	(2,441)	(2,154)	(2,219)	(4,595)	(4,454)
Amortization of intangibles	(448)	—	—	(448)	—
Reduction in workforce	—	—	(374)		(374)
Acquisition related costs	(518)	(405)	—	(923)	—
Non-GAAP sales and marketing	$13,168	$11,884	$12,859	$25,052	$26,906
GAAP research and development	$15,194	$11,071	$9,961	$26,265	$20,046
Stock-based compensation	(2,254)	(1,790)	(1,264)	(4,044)	(2,669)
Capitalization of internal-use software	—	—	—	—	1,636
Reduction in workforce	—	—	(118)	—	(118)
Acquisition related costs	(126)	(267)	—	(393)	—
Non-GAAP research and development	$12,814	$9,014	$8,579	$21,828	$18,895
GAAP general and administrative	$6,766	$8,998	$6,019	$15,764	$14,564
Stock-based compensation	(1,169)	(1,295)	(971)	(2,464)	(2,240)
Litigation settlement	—	(250)	(141)	(250)	(2,876)
Amortization of intangibles	(17)	—	—	(17)	—
Change in fair value of contingent consideration liability	643	—	—	643	—
Reduction in workforce	—	—	(80)	—	(80)
Acquisition related costs	(899)	(2,340)	—	(3,239)	—
Non-GAAP general and administrative	$5,324	$5,113	$4,827	$10,437	$9,368
GAAP operating expense	$38,535	$34,512	$31,432	$73,047	$66,344
Impact of non-GAAP adjustments	(7,229)	(8,501)	(5,167)	(15,730)	(12,811)
Non-GAAP operating expense	$31,306	$26,011	$26,265	$57,317	$53,533
Operating loss:
GAAP operating loss	$(18,935)	$(15,001)	$(16,791)	$(33,937)	$(38,235)
Impact of non-GAAP adjustments	9,143	9,480	6,170	18,623	14,643

CASTLIGHT HEALTH, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(unaudited)

Non-GAAP operating loss	$(9,792)	$(5,521)	$(10,621)	$(15,314)	$(23,592)
Net loss and net loss per share:
GAAP net loss	$(13,717)	$(14,809)	$(16,692)	$(28,526)	$(38,047)
Total pre-tax impact of non-GAAP adjustments	9,143	9,480	6,170	18,623	14,643
Release of deferred tax valuation allowance due to business combination	(5,206)	—	—	(5,206)	—
Income tax impact of non-GAAP adjustments	—	—	—	—	—
Non-GAAP net loss	$(9,780)	$(5,329)	$(10,522)	$(15,109)	$(23,404)
GAAP net loss per share, basic and diluted	$(0.11)	$(0.14)	$(0.17)	$(0.24)	$(0.39)
Non-GAAP net loss per share, basic and diluted	$(0.07)	$(0.05)	$(0.11)	$(0.13)	$(0.24)
Shares used in basic and diluted net loss per share computation	130,537	104,935	99,728	117,807	98,009

Castlight Media Contact:
Courtney Lamie
press@castlighthealth.com
276-492-4248

Castlight Investor Contact:
Gary J. Fuges, CFA
ir@castlighthealth.com
415-829-1680